Exhibit 10.2

PROCORE TECHNOLOGIES, INC.

2014 EQUITY INCENTIVE PLAN

1.	Establishment, Purpose and Types of Awards

Procore Technologies, Inc., a Delaware corporation (the “Company”), hereby establishes the PROCORE TECHNOLOGIES, INC. 2014 EQUITY INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available personnel.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, restricted stock units, performance awards, other stock-based awards, or any combination of the foregoing.

2.	Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a) “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

(b) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

(c) “Award” means any stock option, stock appreciation right, stock award, phantom stock award, restricted stock unit award, performance award, or other stock-based award.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means: (i) the acquisition (other than from the Company) in one or more transactions by any Person, as defined in this Section 2(e), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Company Voting Stock”); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors

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of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; and provided, however, that a Change in Control shall not include (x) any consolidation or merger effected exclusively to change the domicile of the Company; (y) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or indebtedness of the Company is cancelled or converted or a combination thereof; or (z) a public offering of capital stock of the Company that for purposes of any Award or subplan that constitutes a “nonqualified deferred compensation plan,” within the meaning of Code section 409A, the Administrator, in its discretion, may specify a different definition of Change in Control in order to comply with or cause an Award to be exempt from the provisions of Code section 409A.

For purposes of this Section 2(e), a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Common Stock in a registered public offering.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g) “Common Stock” means shares of common stock of the Company, par value of $0.0001 per share.

(h) “Fair Market Value” means, with respect to the Common Stock, as of any date:

(i) if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day for which a sale was reported;

(ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day for which prices were reported; or

(iii) if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method.

(i) “Grant Agreement” means a written document, including an electronic writing acceptable to the Administrator, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

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3.	Administration

(a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards; provided however, that, except as otherwise permitted under Section 7(d) of the Plan, any modification, amendment, extension, renewal or substitution that would materially adversely affect any outstanding Award shall not be made without the consent of the holder, but if any of the foregoing actions results in a change in the tax consequences with respect to an Award such change shall not be considered to be a material adverse affect on the Award; (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.

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(c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards, and the Grant Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.	Shares Available for the Plan; Maximum Awards

(a) Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of Eleven Million Three Hundred Seventy One Thousand Four Hundred And Sixty (11,371,460) shares of Common Stock. The Company shall reserve such number of shares of Common Stock for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

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5.	Participation

Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

6.	Awards

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

(a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonstatutory stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the lower of the Fair Market Value on the grant date or the exercise price of any tandem stock option Award to which the SAR is related. No SAR shall have a term longer than ten years’ duration. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

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(d) Phantom Stock Units. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units or restricted stock units (“phantom stock units”) in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of phantom stock units may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

(e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company’s or an Affiliate’s operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

(f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7.	Miscellaneous

(a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

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(b) Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(d) Adjustments for Corporate Transactions and Other Events.

(i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards, as the Administrator determines to be appropriate and equitable.

(iii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, the Administrator may, in its sole discretion, take

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such actions as it deems appropriate in connection with such Change in Control to provide for the full or partial acceleration of the exercisability of any or all outstanding stock options or other Awards, subject to compliance with Section 409A of the Code. There will be no automatic acceleration of the exercisability of any or all outstanding stock options or other Awards upon a Change in Control unless otherwise determined by the Administrator. If, immediately before the Change in Control, no stock of the Company is readily tradeable on an established securities market or otherwise, and the vesting of an Award or Awards pursuant to this Section 7(d)(iii) or the terms of the applicable Grant Agreement would be treated as a “parachute payment” (as defined in section 280G of the Code), then such Award or Awards shall not vest unless the requirements of the shareholder approval exemption of section 280G(b)(5) of the Code have been satisfied with respect to such Award or Awards.

(iv) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be made in contravention of Code section 409A with respect to any Award that constitutes a deferred compensation arrangement within the meaning of Code section 409A.

(e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(f) Other Agreements. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement, shareolders’ agreement, voting trust agreement, voting agreement, right of first refusal agreement, co-sale agreement, lock-up agreement, or other agreements regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time in its sole discretion.

(g) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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(h) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(i) Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of the national exchange on which the shares are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. The Company shall have no obligation to effect any registration or qualification of the Common Stock under Federal, state or foreign laws. The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or foreign securities laws.

(j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

(l) 409A Savings Clause. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Code section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Code section 409A to the extent necessary to avoid the imposition of additional taxes under Code section 409A(a)(1)(B). Should any provision of the Plan, any Grant Agreement, or any

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other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Code section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the holder of the Award, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Code section 409A. Notwithstanding anything in the Plan to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision.

(m) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

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APPENDIX A

PROVISIONS FOR CALIFORNIA RESIDENTS

With respect to Awards granted to California residents prior to a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, and only to the extent required by applicable law, the following provisions shall apply notwithstanding anything in the Plan or a Grant Agreement to the contrary:

1. With respect to any Award granted in the form of a stock option pursuant to Section 6(a) of the Plan:

(a) The exercise period shall be no more than 120 months from the date the option is granted.

(b) The options shall be non-transferable other than by will, by the laws of descent and distribution, or, if and to the extent permitted under the Grant Agreement, to a revocable trust or as permitted by Rule 701 of the Securities Act of 1933, as amended (17 C.F.R. 230.701).

(c) Unless employment is terminated for “cause” as defined by applicable law, the terms of the Plan or Grant Agreement, or a contract of employment, the right to exercise the option in the event of termination of employment, to the extent that the Award recipient is entitled to exercise on the date employment terminates, will continue until the earlier of the option expiration date, or:

(1) At least 6 months from the date of termination if termination was caused by death or disability.

(2) At least 30 days from the date of termination if termination was caused by other than death or disability.

2. With respect to an Award, granted pursuant to Section 6(c) of the Plan, that provides the Award recipient the right to purchase stock, the Award shall be non-transferable other than by will, by the laws of descent and distribution, or, if and to the extent permitted under the Grant Agreement, to a revocable trust or as permitted by Rule 701 of the Securities Act of 1933, as amended (17 C.F.R. 230.701).

3. The Plan shall have a termination date of not more than 10 years from the date the Plan is adopted by the Board or the date the Plan is approved by the security holders, whichever is earlier.

4. Security holders representing a majority of the Company’s outstanding securities entitled to vote must approve the Plan by the later of (a) 12 months after the date the Plan is adopted or (b) 12 months after the granting of any Award to a resident of California. Any option exercised or any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within the period described in the preceding sentence. Such securities shall not be counted in determining whether such approval is obtained.

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5. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Grant Agreement or any applicable stock restriction agreement a right to repurchase securities held by an Award recipient upon such Award recipient’s termination of employment at any time within six months after such Award recipient’s termination date (or in the case of securities issued upon exercise of an option after the termination date, within six months after the date of such exercise) for cash or cancellation of purchase money indebtedness, at:

(A) no less than the Fair Market Value of such securities as of the date of the Award recipient’s termination of employment, provided, that such right to repurchase securities terminates when the Company’s securities have become publicly traded; or

(B) the Award recipient’s original purchase price, provided, that such right to repurchase securities at the original purchase price lapses at the rate of at least 20% of the securities per year over 5 years from the date the option is granted (without respect to the date the option was exercised or became exercisable).

The securities held by an officer, director, manager or consultant of the Company or an affiliate may be subject to additional or greater restrictions.

6. The Company will provide financial statements to each Award recipient annually during the period such individual has Awards outstanding, or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Award recipients when the Plan complies with all conditions of Rule 701 of the Securities Act of 1933, as amended (17 C.F.R. 230.701); provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

7. The Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o), including without limitation any provision of this Plan that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Board, be reformed to comply with the provisions of Section 25102(o). If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

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AMENDMENT TO

PROCORE TECHNOLOGIES, INC.

2014 EQUITY INCENTIVE PLAN

RECITALS

A. PROCORE TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”), established the Company’s 2014 Equity Incentive Plan, as amended (the “Plan”);

B. The Company now wishes to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 2,500,000 shares to an aggregate of 34,712,969.

AMENDMENT

1. The first sentence of Section 4(a) of the Plan is hereby amended and restated in its entirety as follows:

“Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 34,712,969 shares of Common Stock.”

2. Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed as of this 30th day of August, 2019.

THE COMPANY:

PROCORE TECHNOLOGIES, INC.

By:	/s/ Craig F. Courtemanche, Jr.
Print: Craig F. Courtemanche, Jr.
Title: Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT TO 2014 EQUITY INCENTIVE PLAN (AUGUST 30, 2019 INCREASE)

PROCORE TECHNOLOGIES, INC.

2014 EQUITY INCENTIVE PLAN

UK CSOP SUB-PLAN

CSOP OPTIONS FOR UK ELIGIBLE EMPLOYEES

1	GENERAL

This sub-plan to the Procore Technologies, Inc. 2014 Equity Incentive Plan (“the Plan”) is intended to take effect as a Schedule 4 Company Share Option Plan (“the CSOP Sub-Plan”).

2	ESTABLISHMENT OF CSOP SUB-PLAN

Procore Technologies, Inc. (“the Company”) has established the CSOP Sub-Plan under Section 3(b) of the Plan, which authorises the Board to establish sub-plans to the Plan.

3	PURPOSE OF CSOP SUB-PLAN

The purpose of the CSOP Sub-Plan is to enable the grant to, and subsequent exercise by, employees and directors in the United Kingdom, on a tax favoured basis, of options to acquire shares in the Company under the Plan.

4	COMPLIANCE

The CSOP Sub-Plan is intended to comply with Schedule 4 to ITEPA 2003.

5	RULES OF CSOP SUB-PLAN

The rules of the Plan, in their present form and as amended from time to time, shall, with the modifications set out in this sub-plan, form the rules of the CSOP Sub-Plan. In the event of any conflict between the rules of the Plan and this sub-plan, the sub-plan shall prevail.

6	RELATIONSHIP OF CSOP SUB-PLAN TO PLAN

The CSOP Sub-Plan shall form part of the Plan and not a separate and independent plan.

7	INTERPRETATION

In the CSOP Sub-Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

(a)	“Acquiring Company” is a company which obtains Control of the Company in the circumstances referred to in rule 26;

(b)	“Adoption Date” is the date on which the CSOP Sub-Plan is adopted by the Board;

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(c)	“Associate” has the meaning given to that expression by paragraph 12 of Schedule 4;

(d)	“Constituent Company” means any of the following:

(i)	the Company; and

(ii)	any Eligible Company nominated by the Board to be a Constituent Company at the relevant time.

(e)	“Control” has the meaning given to that word by Section 719 of ITEPA 2003 and “Controlled” shall be construed accordingly;

(f)	“Date of Grant” is the date on which an Option is granted under the CSOP Sub-Plan;

(g)	“Eligible Company” means any company of which the Company has Control, including any jointly owned company (as defined in paragraph 34 of Schedule 4):

(i)	which is treated as being under the Company’s Control under paragraph 34 of Schedule 4; and

(ii)	which is not excluded from being a Constituent Company under paragraph 34(4) of Schedule 4;

(h)	“Eligible Employee” means any Employee who:

(i)	does not have a Material Interest (either on his own or together with one or more of his Associates), and has not had such an interest in the last 12 months; and

(ii)	has no Associate or Associates which has or (taken together) have a Material Interest, or had such an interest in the last 12 months; and

(iii)	is either:

(A)	not a director of any Constituent Company; or

(B)	a director of a Constituent Company who is required to devote at least 25 hours per week (excluding meal breaks) to his duties;

(i)	“Employee” means an employee of a Constituent Company;

(j)

“Employer NICs” means secondary class 1 (employer) NICs that are included in any Tax Liability (or that would be included in any Tax Liability if an election of the type referred to in rule 22.2 had not been made) and that may be lawfully recovered from the Participant;

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(k)	“Exercise Price” means the price at which each Share subject to an Option may be acquired on the exercise of that Option, which (subject to rule 29):

(i)	if the Shares are to be newly issued to satisfy the exercise of the Option, many not be less than the nominal value of a Share; and

(ii)	may not be less than the Market Value of a Share on the Date of Grant.

(l)

“Existing EMI Options” means all qualifying options (as defined in section 527 of ITEPA 2003) that have been granted as a result of employment with the Company (or any other member of a group of companies to which the Company belongs) that can still be exercised;

(m)	“Group Company” means any of the following:

(i)	the Company;

(ii)	a company of which the Company has Control; and

(iii)	a jointly owned company (as defined in paragraph 34 of Schedule 4) that is:

(A)	treated as being under the Company’s Control under paragraph 34 of Schedule 4; and

(B)	that is not excluded from being a Constituent Company under paragraph 34(4) of Schedule 4.

(n)	“HMRC” means HM Revenue and Customs;

(o)	“ITEPA 2003” means The Income Tax (Earnings and Pensions) Act 2003;

(p)	“Key Feature” means any provision of the CSOP Sub-Plan which is necessary to meet the requirements of Schedule 4;

(q)

“Market Value” means the market value of a Share as determined in accordance with the applicable provisions of Part VIII of the Taxation of Chargeable Gains Act 1992, and any relevant published HMRC guidance, on the relevant date. If Shares are subject to a Relevant Restriction, Market Value shall be determined as if they were not subject to a Relevant Restriction;

(r)	“Material Interest” has the meaning given to that expression by paragraph 9 of Schedule 4;

(s)	“Option” means a right to acquire Shares granted under the CSOP Sub-Plan;

(t)	“Option Agreement” means a written agreement between the Company and Participant evidencing the terms of an individual Option grant, subject to the terms and conditions of the CSOP Sub-Plan;

(u)	“Participant” means an individual who holds an Option or, where the context permits, that individual’s personal representatives;

(v)	“Redundancy” has the meaning given by the Employment Rights Act 1996;

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(w)

“Relevant CSOP Options” means all Options granted under the Plan (and any other Schedule 4 CSOP) as a result of employment with the Company (or any other member of a group of companies to which the Company belongs) that can still be exercised;

(x)

“Relevant Restriction” means any provision included in any contract, agreement, arrangement, or condition to which sections 423(2), 423(3), and 423(4) of ITEPA 2003 would apply if references in those sections to employment-related securities were references to Shares;

(y)	“Schedule 4” means Schedule 4 to ITEPA 2003;

(z)	“Schedule 4 CSOP” means a share plan that meets the requirements of Schedule 4 to ITEPA 2003;

(aa)	“Shares” means common stock of the Company;

(bb)

“Sufficient Shares” means the smallest number of Shares that, when sold, will produce an amount at least equal to the relevant Tax Liability (after deduction of brokerage and any other charges or taxes on the sale);

(cc)	“Tax Liability” means the pounds sterling total of:

(i)

any PAYE income tax and primary class 1 (employee) national insurance contributions that the Company or any employer (or former employer) of a Participant is liable to account for as a result of the exercise of an Option; and

(ii)

if the relevant Option includes the requirement specified in rule 22.2, any Employer NICs that the Company or any employer (or former employer) of a Participant is liable to pay as a result of the exercise of an Option.

In this supplement, unless the context otherwise requires:

(a)	words and expressions not defined above have the same meanings as are given to them in the Plan;

(b)	the rule headings are inserted for ease of reference only and do not affect their interpretation;

(c)	a reference to a rule is a reference to a rule in this supplement;

(d)	the singular includes the plural and vice-versa and the masculine includes the feminine; and

(e)	a reference to a statutory provision is a reference to a United Kingdom statutory provision and includes any statutory modification, amendment or re-enactment thereof.

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8	COMPANIES PARTICIPATING IN CSOP SUB-PLAN

The companies participating in the CSOP Sub-Plan shall be each a Constituent Company.

9	SHARES USED IN CSOP SUB-PLAN

The Shares shall form part of the ordinary share capital of the Company which satisfy the conditions specified in paragraphs 16-20 inclusive of Schedule 4.

10	GRANT OF OPTIONS

An option granted under the CSOP Sub-Plan shall be granted under and subject to the rules of the Plan as modified by this sub-plan.

11	IDENTIFICATION OF OPTIONS

An Option Agreement issued in respect of an Option shall expressly state that it is issued in respect of an Option. An option which is not so identified shall not constitute an Option.

12	CONTENTS OF OPTION AGREEMENT

An Option Agreement issued in respect of an Option shall specify:

(a)	the Date of Grant of the Option;

(b)	the number of Shares subject to the Option;

(c)	the Exercise Price;

(d)	any performance criteria imposed on the exercise of the Option;

(e)	the date(s) on which the Option will ordinarily become exercisable;

(f)	the date(s) on which the Option will lapse; and

(g)	a statement that:

(i)	the Option is subject to these rules, Schedule 4, and any other legislation applying to Schedule 4 CSOPs; and

(ii)	the provisions listed in rule 12(g)(i) shall prevail over any conflicting statement relating to the Option’s terms.

13	EARLIEST DATE FOR GRANT OF OPTIONS

An Option may not be granted earlier than the Adoption Date.

14	PERSONS TO WHOM OPTIONS MAY BE GRANTED

An Option may not be granted to an individual who is not an Eligible Employee at the Date of Grant.

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If an Eligible Employee’s status changes, this shall be regarded as a termination of employment for the purposes of the CSOP Sub-Plan.

15	OPTIONS NON-TRANSFERABLE

An Option shall be personal to the Eligible Employee to whom it is granted and, subject to rule 25 hereof, shall not be capable of being transferred, charged, or otherwise alienated and shall lapse immediately if the Participant purports to transfer, charge, or otherwise alienate the Option.

The Plan shall be construed accordingly.

16	LIMIT ON NUMBER OF SHARES PLACED UNDER OPTION UNDER CSOP SUB-PLAN

For the avoidance of doubt, Shares placed under Option under the CSOP Sub-Plan shall be taken into account for the purpose of Section 4 of the Plan.

17	HMRC LIMIT (£30,000)

17.1.

An Option may not be granted to an Eligible Employee if the result of granting the Option would be that the aggregate Market Value of the Shares subject to all outstanding options granted to him under the CSOP Sub-Plan or any other Schedule 4 CSOP would exceed sterling £30,000 or such other limit as may from time to time be specified in paragraph 6 of Schedule 4. For this purpose, the United Kingdom sterling equivalent of the Market Value of a share on any day shall be determined by taking the sterling/dollar exchange rate for that day as shown in the Wall Street Journal.

17.2.

If the grant of an Option would otherwise cause the limit in rule 17.1 above to be exceeded, it shall take effect as the grant of an Option under the CSOP Sub-Plan over the highest number of Shares which does not cause the limit to be exceeded.

17.3.	If the grant of any share option intended to be an Option (referred to in this rule 17.3 as the Excess Option) would cause the total Market Value of Shares subject to:

(a)	the Excess Option; and

(b)	all Relevant CSOP Options held by the relevant Eligible Employee; and

(c)	all Existing EMI Options held by the relevant Eligible Employee,

to exceed £250,000 (or any other amount specified in section 536(1)(e) of ITEPA 2003 at the relevant time), the whole of that Excess Option shall take effect as a share option granted outside the UK Sub-Plan) but subject to the same terms and conditions as if it were an Option) and without the tax advantages available for Options.

18	NON-GUARANTEE OF EMPLOYMENT OR SERVICE

The following additional wording shall be included at the end of Section 7(h) of the Plan:

“A Participant waives all and any rights to compensation or damages under the Plan in consequence of the termination of his office or employment with the Company or an Affiliate for any reason (including, without limitation, any breach of contract by his employer).”

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19	PERFORMANCE CRITERIA IMPOSED ON EXERCISE OF OPTION

19.1.	Any performance criteria imposed on the exercise of an Option shall be:

(a)	objective;

(b)	such that, once satisfied, the exercise of the Option is not subject to the discretion of any person; and

(c)	stated on the Date of Grant.

19.2.

If an event occurs as a result of which the Board considers that any performance criteria imposed on the exercise of an Option is no longer appropriate and amends or modifies the performance criteria, such amendment or modification shall:

(a)	be fair and reasonable in the circumstances; and

(b)	produce a measure of performance that is no more difficult to satisfy than the original.

20	EXERCISE OF OPTIONS BY LEAVERS

20.1.	The period during which an Option shall remain exercisable following termination of employment, shall be stated at grant in the Option Agreement, which period may not thereafter be altered.

20.2.	A Participant who ceases to be an Employee due to:

(a)	injury;

(b)	ill health;

(c)	disability;

(d)	retirement;

(e)	Redundancy;

(f)	the Participant’s employer ceasing to be a Group Company; or

(g)	the transfer of the business that employs the Participant to a person that is not a Group Company,

will be a “Good Leaver” and may exercise his Option as provided in the Option Agreement during the period of six months following the date the Participant ceased to be an Employee and the Option shall lapse at the end of the exercise period to the extent it is not exercised.

21	LATEST DATE FOR EXERCISE OF OPTIONS

The period during which an Option shall remain exercisable shall be stated in the Option Agreement and any Option not exercised by that time shall lapse immediately.

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22	TAX LIABILITIES

22.1.	Each Option shall include a requirement that the Participant irrevocably agrees to:

(a)	pay to the Company, his employer, or former employer (as appropriate) the amount of Tax Liability; or

(b)	enter into arrangements to the satisfaction of the Company, his employer, or former employer (as appropriate) for payment of any Tax Liability.

22.2.

Unless the Constituent Company which employs the relevant Eligible Employee directs that it shall not, each Option shall include a requirement that the Participant agrees that the Company, his employer or former employer (as appropriate) may recover the whole or any part of any Employer NICs from the Participant:

A Participant’s employer or former employer may decide to release the Participant from, or not to enforce, any part of the Participant’s obligations in respect of Employer NICs under rule 22.1 and rule 22.2.

22.3.

If a Participant does not fulfil his obligations under rule 22.1(a) or rule 22.1(b) in respect of any Tax Liability arising from the exercise of an Option within seven days after the date of exercise and Shares are readily saleable at that time, the Company shall withhold Sufficient Shares from the Shares which would otherwise be delivered to the Participant. From the net proceeds of sale of those withheld Shares, the Company shall pay to the employer or former employer an amount equal to the Tax Liability and shall pay any balance to the Participant.

22.4.

Participants shall have no rights to compensation or damages on account of any loss in respect of Options or the CSOP Sub-Plan where such loss arises (or is claimed to arise), in whole or in part, from the CSOP Sub-Plan ceasing to be a Schedule 4 CSOP.

23	MANNER OF PAYMENT FOR SHARES ON EXERCISE OF OPTIONS

The amount due on the exercise of an Option shall be paid in cash or by cheque or banker’s draft and may be paid out of funds provided to the Participant on loan by a bank, broker, or other person. The amount may not be paid by the transfer to the Company of Shares or by a “net exercise”.

24	ISSUE OR TRANSFER OF SHARES ON EXERCISE OF OPTIONS

Subject only to compliance by the Participant with the rules of the CSOP Sub-Plan and to any delay necessary to complete or obtain:

(a)	the listing of the Shares on any stock exchange on which Shares are then listed;

(b)	such registration or other qualification of the Shares under any applicable law, rule, or regulation as the Company determines is necessary or desirable;

the Company shall, as soon as reasonably practicable and in any event not later than thirty days after the date of exercise of an Option, issue or transfer to the Participant, or procure the issue or transfer to the Participant of, the number of Shares specified in the notice of exercise and shall deliver to the Participant, or procure the delivery to the Participant of, a share certificate in respect of such Shares (unless the Shares are held in uncertificated book entry form) together with, in the case of the partial exercise of an Option, an Option Agreement in respect of, or the original Option Agreement endorsed to show, the unexercised part of the Option.

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25	DEATH OF PARTICIPANT

If a Participant dies, his personal representatives shall be entitled to exercise his Options for the twelve-month period following his death. If not so exercised, the Options shall lapse immediately.

26	CHANGE IN CONTROL

26.1.	Exchange of Options

If an Acquiring Company obtains Control of the Company as a result of:

(a)

making a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company;

(b)	making a general offer to acquire all the shares in the Company that are the same class as the Shares;

(c)	the court sanctioning a compromise or arrangement under section 899 of the Companies Act 2006 that is applicable to or affects:

(i)	all the ordinary share capital of the Company or all the Shares of the same class as the Shares to which the Option relates; or

(ii)

all the Shares, or all the Shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in a Schedule 4 CSOP; or

(d)

shareholders becoming bound by a non-UK reorganisation (as defined by paragraph 35ZA of Schedule 4) that is applicable to or affects (i) all the ordinary share capital of the Company or all the shares of the same class as the Shares to which the Option relates; or (ii) all the shares, or all the shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in a Schedule 4 CSOP, a Participant may, at any time during the period set out in rule 26.2, by agreement with the Acquiring Company, release his Option in whole or in part in consideration of the grant to him of a new option (“New Option”) which is equivalent to the Option but which relates to shares in the Acquiring Company (or some other company falling within paragraph 27(2) (b) of Schedule 4) (“New Shares”).

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26.2.	Period allowed for exchange of Options

The period referred to in rule 26.1 is the period of six months beginning with the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied or such other period as is specified in Schedule 4.

26.3.	Meaning of “equivalent”

The New Option shall not be regarded for the purpose of this rule 26 as equivalent to the Option unless:

(a)	the New Shares satisfy the conditions specified in paragraphs 16 to 20 inclusive of Schedule 4; and

(b)

save for any performance criteria imposed on the exercise of the Option, the New Option will be exercisable in the same manner as the Option and subject to the provisions of the CSOP Sub-Plan as it had effect immediately before the release of the Option; and

(c)

the total Market Value, immediately before the release of the Option, of the Shares which were subject to the Option is equal to the total Market Value, immediately after the grant of the New Option, of the New Shares determined using a methodology agreed by HMRC; and

(d)

the total amount payable by the Participant for the acquisition of the New Shares under the New Option is equal to the total amount that would have been payable by the Participant for the acquisition of the Shares under the Option.

26.4.	Date of grant of New Option

The date of grant of the New Option shall be deemed to be the same as the Date of Grant of the Option.

26.5.	Application of CSOP Sub-Plan to New Option

In the application of the CSOP Sub-Plan to the New Option, where appropriate, references to “Company” and “Shares” shall be read as if they were references to the company to whose shares the New Option relates and the New Shares, respectively.

26.6.	Interaction with Section 7(d)(iii) of the Plan

(a)	Reference in Section 7(d)(iii) of the Plan to the continuation or assumption or substitution of Options, shall be disapplied for the purposes of the CSOP Sub-Plan.

(b)

In the event that a “Transaction” does not fall within rule 26.1 above, or where it does, but an Acquiring Company does not agree to grant a New Option, or if a New Option would not be regarded as ‘equivalent’ in accordance with rule 26.3 above, the Board shall give written notice to the Participants and all Options shall be exercisable in full up to 20 days before a Transaction save that any Option exercised in anticipation of a Transaction that does not take place will be treated as not having been exercised.

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27	RIGHTS ATTACHING TO SHARES ISSUED ON EXERCISE OF OPTIONS

All Shares issued on the exercise of an Option shall, as to any voting, dividend, transfer, and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares in issue at the date of such exercise save as regards any rights attaching to such Shares by reference to a record date prior to the date of such exercise.

28	AMENDMENT OF CSOP SUB-PLAN

Notwithstanding Section 7(g) of the Plan, no amendment to a Key Feature of the CSOP Sub-Plan shall take effect if, as a result of the amendment, the CSOP Sub-Plan would no longer be a Schedule 4 CSOP.

29	ADJUSTMENT OF OPTIONS

29.1.

Notwithstanding Section 7(d) (i) and (ii) of the Plan, no adjustment may be made to an Option (i) other than in accordance with paragraph 22 of Schedule 4 and (ii) in the event of a demerger or payment of a capital dividend or similar event.

29.2.

Where an adjustment to an Option is made, the total Market Value of the Shares subject to the Option and the total amount payable on the exercise of the Option before and after the adjustment must be the same.

30	EXERCISE OF DISCRETION BY THE BOARD

In exercising any discretion which it may have under the CSOP Sub-Plan, the Board shall act fairly and reasonably.

31	DISAPPLICATION OF CERTAIN PROVISIONS OF PLAN

The provisions of the Plan dealing with:

(a)	Incentive Stock Options (contained in Section 6(a));

(b)	Stock Appreciation Rights (contained in Section 6(b));

(c)	Stock Awards (contained in Section 6(c));

(d)	Phantom Stock Units (contained in Section 6(d));

(e)	Performance Awards (contained in Section 6(e));

(f)	Other Stock Based Awards (contained in Section 6(f));

(g)	The power to modify, amend, extend or renew (Section 3(b)(v));

(h)	The power to accelerate (Section 3(b)(vi));

(i)	Compliance with Section 409A of the Code (Section 7(l));

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(j)	The ability to change the kind of shares (set out in Section 7(d)(ii));

(k)	Action in connection with a Change in Control in relation to the continuation, assumption or substitution (set out in Section 7(d)(iii));

(l)	The ability to make adjustments in recognition of unusual or nonrecurring events (set out in Section 7(d)(iv)); and

(m)	Appendix A with provisions for California residents.

shall not form part of, and shall be disregarded for the purposes of the CSOP Sub-Plan.

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Grant No.:

PROCORE TECHNOLOGIES, INC.

2014 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION NOTICE

This Incentive Stock Option Notice (this “Notice”) evidences the award of a stock option (the “Option”) that has been granted to you,                 , subject to and conditioned upon your agreement to the terms of the attached Incentive Stock Option Agreement (the “Agreement”). The Option entitles you to purchase shares of Common Stock, par value $0.0001 per share (“Common Stock”), of Procore Technologies, Inc., a Delaware corporation (the “Company”), under the Procore Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Administrator may declare the Option to be null and void.

Grant Date:

Number of Shares:

Exercise Price: $ per share

Vesting Commencement Date:

Expiration Date: The Option expires at 5:00 p.m. Pacific Time on the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.

Exercisability Schedule: Subject to the terms and conditions described in the Agreement, the Option becomes exercisable in accordance with the schedule below:

[Vesting Schedule]

The shares of Common Stock subject to the Option which become exercisable as of a particular date shall be rounded down to the nearest whole share. However, exercisability shall be rounded

up to 100% on the [                 ] year anniversary date of the Vesting Commencement Date.

(signatures on following page)

PROCORE TECHNOLOGIES, INC.

By:

Printed Name:

Title:

Date:

I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

OPTIONEE:

Signed:

Date:

Enclosures:

  Incentive Stock Option Agreement

  Procore Technologies, Inc. 2014 Equity Incentive Plan

  Exercise Form

  Stock Restriction Agreement

SIGNATURE PAGE TO INCENTIVE OPTION NOTICE

PROCORE TECHNOLOGIES, INC.

2014 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

1. Terminology. Capitalized terms used in this Incentive Stock Option Agreement (this “Agreement”) are defined in the correlating Incentive Stock Option Notice and/or the Glossary at the end of the Agreement.

2. Exercise of Option.

(a) Exercisability. The Option will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Option will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.

(b) Right to Exercise. You may exercise the Option, to the extent exercisable, at any time on or before 5:00 p.m. Pacific Time on the Expiration Date or the earlier termination of the Option, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Option or receive Shares pursuant to the Option shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Option or receive Shares pursuant to the Option shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Option that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Option may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Option is then exercisable). No fractional Shares will be issued under the Option.

(c) Exercise Procedure. In order to exercise the Option, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Option:

(i)	notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Option; and

(ii)

full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement;

(iii)	full payment of applicable withholding taxes, if any, pursuant to Section 7 of the Agreement; and

(iv)

an executed copy of the Stock Restriction Agreement, the Company’s then-current voting agreement and right of first refusal and co-sale agreement and any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement or pursuant to Section 7(f) of the Plan.

An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the brokerage firm that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Option.

(d) Method of Payment. You may pay the Exercise Price by:

(i)	delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;

(ii)	a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;

(iii)

subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price, provided that tender of such shares will not result in the Company having to record a charge to earnings under United States generally accepted accounting principles then applicable to the Company;

(iv)	any other method approved by the Administrator; or

(v)	any combination of the foregoing.

(e) Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Option and at any time thereafter as may reasonably be requested by the Administrator, any agreements requested by the Administrator pursuant to Section 7(f) of the Plan and a Stock Restriction Agreement substantially in the form, and containing the terms and provisions, of the Stock Restriction Agreement attached hereto as Exhibit A, with respect to any shares you acquire pursuant to this Agreement; provided, however, that execution of the Stock Restriction Agreement will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company respecting such public offering of capital stock.

(f) Issuance of Shares upon Exercise. The Company shall issue to you the Shares underlying the Option you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate exercise price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or deliver a share certificate to you or retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable stock restriction agreements.

3. Termination of Service.

(a) Termination of Unexercisable Option. If your Service with the Company ceases for any reason, any portion of the Option that is then unexercisable will terminate immediately upon such cessation[; provided, however, that if your Service ceases within twelve (12) months following a Change in Control due to your termination by the Company other than for Cause, then any portion of the Option that is then unexercisable shall become fully exercisable as of immediately prior to such termination of Service].

(b) Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Option that is then exercisable will terminate upon the earliest of:

(i) the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;

(ii) the expiration of 6 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii) the expiration of 6 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or

(iv) the Expiration Date.

In the event of your death, the exercisable Option may be exercised by your executor, personal representative, or the person(s) to whom the Option is transferred by will or the laws of descent and distribution.

(c) Misconduct. The Option will terminate at the election of the Administrator in its entirety, regardless of whether the Option is then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.

(d) Changes in Status. If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3 upon such change in capacity. Notwithstanding the foregoing, the Option shall not be treated as an incentive stock option within the meaning of Code section 422 with respect to any exercise that occurs more than three months after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422). In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.

4. Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

5. Nontransferability of Option. This Option is nontransferable otherwise than by will or the laws of descent and distribution and during your lifetime, the Option may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

6. Qualified Nature of the Option.

(a) General Status. The Option is intended to qualify as an incentive stock option within the meaning of Code section 422 (“Incentive Stock Option”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the Option. Code section 422 provides limitations, not set forth in this Agreement, respecting the treatment of the Option as an Incentive Stock Option. You should consult with your personal tax advisors in this regard.

(b) Code Section 422(d) Limitation. Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which the Incentive Stock Option first becomes exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such portion of the stock option will be treated as a nonstatutory stock option with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of the Incentive Stock Option and the shares of Common Stock that are to be treated as stock acquired pursuant to the nonstatutory stock option by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

(c) Significant Stockholders. Notwithstanding anything in this Agreement or the Stock Option Notice to the contrary, if you own, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (a) the Exercise Price stated on the Stock Option Notice or (b) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fourth anniversary of the Grant Date.

(d) Disqualifying Dispositions. If you make a disposition (as that term is defined in Code section 424(c)) of any Shares acquired pursuant to the Option within two years of the Grant Date or within one year after the Shares are transferred to you, you must notify the Company of such disposition in writing within 30 days of the disposition. The Administrator may, in its discretion, take reasonable steps to ensure notification of such dispositions, including but not limited to requiring that Shares acquired under the Option be held in an account with a Company-designated broker-dealer until they are sold.

7. Withholding of Taxes. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Option (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Option or issuance of share certificates representing Shares.

The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Option either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

8. Adjustments. The Administrator may make various adjustments to your Option, including adjustments to the number and type of securities subject to the Option and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control (as defined in the Plan) of the Company, the unexercised portion of the Option will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of the unexercised portion of the Option by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, you will be permitted, immediately before the Change in Control, to exercise or convert all portions of the unexercised Option that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control.

9. Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of the Option to become exercisable or any other adverse effect on your interests under the Plan.

10. No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Option. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.

11. The Company’s Rights. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12. Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Option. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Option shall be void and ineffective for all purposes.

13. Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Option or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.

14. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

15. Section 409A. This Agreement and the Option granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Option. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to you.

16. Electronic Delivery of Documents. By your signing the Stock Option Notice, you (a) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Option, and any reports of the Company provided generally to the Company’s stockholders; (b) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (c) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (d) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

17. No Future Entitlement. By execution of the Stock Option Notice, you acknowledge and agree that: (a) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (b) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (c) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (d) the value of the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (e) the vesting of the Option ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (f) if the underlying Common Stock does not increase in value, the Option will have no value, nor does the Company guarantee any future value; and (g) no claim or entitlement to compensation or damages arises if the Option does not increase in value and you irrevocably release the Company from any such claim that does arise.

18. Personal Data. For the purpose of implementing, administering and managing the Option, you, by execution of the Stock Option Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the Option and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the Option. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.

19. Governing Law. The validity, construction, and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of California (except to the extent that the General Corporation Law of the State of Delaware applies), without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the district which includes the city or town in which the Company’s principal executive office is located, and you hereby agree and submit to the personal jurisdiction and venue thereof.

20. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

{Glossary begins on next page}

GLOSSARY

(a) “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan.

(b) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Procore Technologies, Inc. For this purpose, “control” means ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

(c) “Cause” shall have the meaning set forth in any written employment agreement entered into between you and the Company. If there is no such employment agreement, then “Cause” shall mean (i) your failure to perform duties or follow directions communicated to you by the Company, (ii) your commission of an act of fraud, misappropriation or embezzlement with respect to the Company, (iii) your conviction of, or a plea of guilty or nolo contendere to, a felony or a crime of moral turpitude, in each case as determined by the Board, (iv) your unauthorized use or disclosure of the confidential information or trade secrets of the Company; (v) your material misconduct or your material violation of a material Company policy; or (vi) your material breach of any agreement between you and the Company. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company may consider as grounds for your discharge.

(d) “Change in Control” has the meaning ascribed to it in the Plan.

(e) “Company” includes Procore Technologies, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Procore Technologies, Inc.

(f) “Fair Market Value” of a share of Common Stock generally means the value determined by the Administrator in good faith at any time while such shares are not registered for trade on a public market. When shares of the Common Stock are registered for trade on a public market, “Fair Market Value” generally means the closing price per share of Common Stock on the relevant date, as reported by the principal market or exchange upon which the Common Stock is listed or admitted for trade. Refer to the Plan for a detailed definition of Fair Market Value.

(g) “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.

(h) “Shares” means the shares of Common Stock underlying the Option.

(i) “Stock Option Notice” means the written notice evidencing the award of the Option that correlates with and makes up a part of this Agreement.

(j) “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.

(k) “You”; “Your” means the recipient of the award of Option as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Option may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM

Administrator of Procore Technologies, Inc. 2014 Equity Incentive Plan

c/o Office of the Corporate Secretary

6309 Carpinteria Ave

Carpinteria, CA 93013

Ladies and Gentlemen:

I hereby exercise the Option granted to me on                 , by Procore Technologies, Inc. (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Procore Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”), and notify you of my desire to purchase                     shares of Common Stock of the Company at a price of $         per share pursuant to the exercise of said Option.

This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Option (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the “Shares”) as follows:

(a) I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(b) I understand that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. I also understand that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for my benefit.

(c) I have had such opportunity as I deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

(d) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

(f) I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, I understand that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

(g) I understand that the certificates for the Shares to be issued to me will bear a legend substantially as follows:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and/or a market stand-off agreement set forth in a certain Incentive Stock Option Agreement, a certain Stock Restriction Agreement and other agreements, each between the corporation and the registered owner of this certificate (or his/her predecessor in interest), and no transfer of such shares may be made without compliance with those Agreements. A copy of those Agreements is available for inspection at the office of the corporation upon appropriate request and without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

The Company will issue appropriate stop transfer instructions to its transfer agent.

(h) I agree that the Company does not have a duty to design or administer the 2014 Equity Incentive Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from §409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(i) I am a party to an Incentive Stock Option Agreement, a Stock Restriction Agreement and other agreements with the Company, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed: $

Date:	Signed:

Received on , 20

Procore Technologies, Inc.

By:
Printed Name:
Title:

Exhibit A

STOCK RESTRICTION AGREEMENT

THIS STOCK RESTRICTION AGREEMENT (this “Agreement”) is made as of                     , 20     , by and between Procore Technologies, Inc., a Delaware corporation (the “Company”), and                    (the “Stockholder”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Option Shares. The Stockholder was granted the right to purchase up to                      shares (the “Option Shares”) of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), pursuant to a stock option awarded under the Procore Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”) on                    , subject to the terms and conditions of the applicable stock option notice and stock option agreement evidencing such award (the “Option Grant Agreement”). The Stockholder has purchased on even date herewith,                    Option Shares (the “Shares”). The Stockholder agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement and the Option Grant Agreement. The Stockholder further agrees that any additional Option Shares purchased by the Stockholder shall be subject to the terms, conditions and restrictions set forth in this Agreement, and such shares shall be deemed Shares for all purposes hereunder. Upon receipt of payment by the Company for the Shares, the Company shall either issue and deliver to the Stockholder one or more certificates in the name of the Stockholder for that number of Shares purchased by the Stockholder, hold such Share certificates in escrow until the underlying Shares may be transferred freely without restriction under this Agreement, or provide for uncertificated, book entry issuance of those Shares.

2. Restrictions on Transfer. Subject to applicable provisions in any other governing documents of the Company or other agreements entered into by the Stockholder, including but not limited to the Company’s certificate of incorporation or bylaws, the Stockholder shall not transfer any of the Shares, except by a transfer that meets the following requirements:

(a) Notice Requirement. If at any time the Stockholder proposes to sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration (including a promissory note) pursuant to a bona fide offer from any third party all or any part of his or her vested Shares (the “Offered Shares”), the Stockholder shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee(s) and state the number of shares to be transferred, the price per share and all other material terms and conditions of the transfer.

(b) Company’s Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the right to purchase all or any lesser part of the Offered Shares at the price and upon the terms and conditions set forth in the Transfer Notice. In the event the Company elects to purchase all or any lesser part of the Offered Shares, it shall give written notice of its election to the Stockholder within such 30-day period, and the settlement of the sale on such Offered Shares shall be made as provided below in Section 2(c) of this Agreement.

(c) Settlement. If the Company elects to acquire all or any lesser part of the Offered Shares, the Company shall so notify the Stockholder, and settlement shall be made at the principal executive office of the Company in cash within 60 days after the Company receives the Transfer Notice; provided, however, if the terms of payment set forth in the Stockholder’s Transfer Notice were other than cash against delivery, the Company may pay for such Offered Shares on the same terms and conditions set forth in the Transfer Notice or may pay cash in lieu of such other consideration. If the consideration offered for the Offered Shares includes non-cash consideration, the dollar value of such non-cash consideration shall be determined by the Company’s Board of Directors, whose good faith determination shall be conclusive. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 6 of this Agreement shall be controlling, to the extent applicable, regarding any payment due with respect to the Company’s purchase of the Offered Shares and shall not preclude a determination for purposes of this Agreement that “settlement” of the Company’s purchase of the Offered Shares has been duly made pursuant to this Section 2(c) if any payment due the Stockholder is deferred accordingly.

(d) Sales Free of Restrictions. If the Company does not elect to purchase all of the Offered Shares, the Stockholder may, not sooner than 35 or later than 120 days following delivery of the Transfer Notice, enter into an agreement providing for the closing of the transfer of the Offered Shares covered by the Transfer Notice within 30 days of the date such agreement is entered into on the same terms and conditions as those described in the Transfer Notice. Any proposed transfer on different terms and conditions than those described in the Transfer Notice, as well as any subsequent proposed transfer of any of the Shares, shall again be subject to the right of first refusal of the Company and shall require compliance by the Stockholder with the procedures described in this Section 2.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 2:

(i) the Stockholder’s transfer of any or all of the Stockholder’s Shares, either during the Stockholder’s lifetime or on death by will or the laws of descent and distribution, to one or more members of the Stockholder’s immediate family, to a trust for the exclusive benefit of the Stockholder or such immediate family members, to any other entity owned exclusively by the Stockholder or such immediate family members, or to any combination of the foregoing (each, a “Permitted Transferee”); provided, however, that no transfers made pursuant to any divorce or separation proceedings or settlements shall be exempt from this Section 2. “Immediate family member” shall mean spouse, children, grandchildren, parents or siblings of the Stockholder, including in each case in-laws and adoptive relations;

(ii) any transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Stockholder in connection with the acquisition of the Shares; or

(iii) any transfer pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

Notwithstanding anything to the contrary contained elsewhere in this Section 2, except with respect to a transfer pursuant to Section 2(e)(iii), any proposed transferee or Permitted Transferee of the Stockholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 2.

(f) Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 2 shall terminate upon the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) or the exchange of the Shares for shares of an entity that are so registered.

3. Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

4. Company’s Repurchase Right.

(a) Upon the termination of the Stockholder’s employment or service relationship with the Company for any reason, the Company shall have the right and option to purchase, and the Stockholder or the Stockholder’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, shall have the obligation to sell upon the Company’s request, any or all of the Stockholder’s Shares, which option may be exercised at any time and from time to time by the Company by giving written notice to the Stockholder or personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, stating the number of Shares to be purchased. The purchase price for such Shares shall be determined pursuant to Section 4(b) of this Agreement. Settlement of the purchase shall be made at the principal executive office of the Company within 30 days after delivery of such written notice. Notwithstanding the foregoing, the repurchase option of the Company described in this Section 4: (i) shall not be exercisable with respect to Offered Shares when the Company has a right to purchase such Offered Shares pursuant to Section 2(b) of this Agreement nor, if the Company does not elect to purchase all of the Offered Shares, during the period set forth in Section 2(d) of this Agreement in which the Offered Shares are transferable pursuant to the terms of the Transfer Notice; and (ii) shall terminate, solely with respect to vested Shares, upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 or the exchange of the Shares for shares of an entity that are so registered.

(b) The purchase price for any Shares sold and purchased pursuant to this Section 4 shall be equal to their Fair Market Value as determined under Section 4(c) of this Agreement.

(c) For purposes of this Agreement, the Fair Market Value of Shares shall be determined in good faith by the Board of Directors of the Company. In making such determination, the Board of Directors may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value or other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability.

5. Drag-Along Right. Notwithstanding anything contained herein to the contrary, if at any time the Company’s Board of Directors approves the entering into of any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction (a “Change-in-Control Transaction”), the Company may require the Stockholder to participate in such Change-in-Control Transaction with respect to all or such number of the Stockholder’s Shares as the Company may specify in its discretion, by giving the Stockholder written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, the Stockholder shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to other holders of the same series or class of securities in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to the Stockholder in immediately available funds. In addition, if at any time the Company proposes to enter into any such Change-in-Control Transaction, the Company may require the Stockholder to vote in favor of such transaction, where approval of the shareholders is required by law or otherwise sought, by giving the Stockholder notice thereof within the time prescribed by law and the Company’s Certificate of Incorporation and By-Laws for giving notice of a meeting of shareholders called for the purpose of approving such transaction. If the Company requires such vote, the Stockholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change-in-Control Transaction.

6. Company’s Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement that would cause the Company to violate any law, or any rights or preference of preferred shareholders of the Company, any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal on the date such payment would otherwise have been made, but in no event shall such rate of interest exceed 10 percent per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

7. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws or other applicable agreements:

The shares of stock represented by this certificate are subject to restrictions on transfer, provisions, limitations and restrictions set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate (or such person’s predecessor in interest), and no transfer of such shares may be made without compliance with that Agreement. A copy of that Agreement is available for inspection at the office of the corporation upon appropriate request and without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

8. Investment Representations. The Stockholder represents, warrants and covenants as follows:

(a) Stockholder is purchasing the Shares for the Stockholder’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(b) Stockholder understands that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. The Stockholder also understands that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for the Stockholder’s benefit.

(c) Stockholder has had such opportunity as the Stockholder deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Stockholder to evaluate the merits and risks of the Stockholder’s investment in the Company.

(d) Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) Stockholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(f) Stockholder understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, the Stockholder understands that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

9. Adjustments for Stock Splits, Stock Dividends, etc.

(a) If from time to time there is any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

(b) If the Shares are converted into or exchanged for, or shareholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

10. Market Stand-Off. The Stockholder acknowledges that he or she is subject to a Market Stand-Off Period and other stop-transfer restrictions with respect to the Shares as set forth in the Option Grant Agreement.

11. Withholding Taxes. The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase, sale or vesting of the Shares by the Stockholder.

12. Invalidity or Unenforceability. It is the intention of the Company and the Stockholder that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and the Stockholder agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

13. Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions set forth in this Agreement. The Company may assign its rights under this Agreement to a third party, provided that such assignee agrees to be bound by all of the Company’s obligations under this Agreement.

15. No Rights To Employment. Nothing contained in this Agreement shall be construed as giving the Stockholder any right to be retained, in any position, as an employee or other service provider of the Company for any period of time or to restrict the Company’s right to terminate the Stockholder’s employment or other service relationship at any time with or without cause or notice.

16. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Stockholder at the address contained in the records of the Company, or addressed to the Company for the attention of its Corporate Secretary at its principal executive office or transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

17. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

18. Stockholder. Whenever the word “Stockholder” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Board of Directors of the Company, to apply to the Stockholder’s estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, the word “Stockholder” shall be deemed to include such persons.

19. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

20. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

21. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of California, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the principal executive offices of the Company, and the Stockholder hereby agrees and submits to the personal jurisdiction and venue thereof.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Stock Restriction Agreement as of the day and year first above written.

PROCORE TECHNOLOGIES, INC.

By:

Name:
Print

Title:

STOCKHOLDER

Signature

Name:

Address:

If the Stockholder resides in a community property state, including Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, or Wisconsin, the Stockholder’s spouse must execute the following Consent of Community Property Spouse.

Consent of Community Property Spouse

The undersigned spouse of the Stockholder has read, understands, and hereby approves the purchase of shares of Common Stock pursuant to this Stock Restriction Agreement and the related Option Grant Agreement between the Stockholder and the Company (the “Agreements”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreements, the undersigned hereby agrees to be irrevocably bound by the Agreements and further agrees that any community property interest shall similarly be bound by the Agreements. The undersigned hereby appoints the Stockholder as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreements.

Date:	Signed:
Signature of Stockholder’s Spouse

Address:

Grant No.:

PROCORE TECHNOLOGIES, INC.

2014 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION NOTICE

This Nonqualified Stock Option Notice (this “Notice”) evidences the award of a stock option (the “Option”) that has been granted to you, ____________, subject to and conditioned upon your agreement to the terms of the attached Nonqualified Stock Option Agreement (the “Agreement”). The Option entitles you to purchase shares of Common Stock, par value $0.0001 per share (“Common Stock”), of Procore Technologies, Inc., a Delaware corporation (the “Company”), under the Procore Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Administrator may declare the Option to be null and void.

Grant Date: __________

Number of Shares: __________

Exercise Price: $                     per share

Vesting Commencement Date: __________

Expiration Date: The Option expires at 5:00 p.m. Pacific Time on the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.

Exercisability Schedule: Subject to the terms and conditions described in the Agreement, the Option becomes exercisable in accordance with the schedule below:

[Vesting Schedule]

The shares of Common Stock subject to the Option which become exercisable as of a particular date shall be rounded down to the nearest whole share. However, exercisability shall be rounded up to 100% on the [                 ] year anniversary date of the Vesting Commencement Date.

(signatures on following page)

PROCORE TECHNOLOGIES, INC.

By:

Printed Name:

Title:
Date:

I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

OPTIONEE:

Signed:

Date:

Enclosures:

  Nonqualified Stock Option Agreement

  Procore Technologies, Inc. 2014 Equity Incentive Plan

  Exercise Form

  Stock Restriction Agreement

SIGNATURE PAGE TO NONQUALIFIED OPTION NOTICE

PROCORE TECHNOLOGIES, INC.

2014 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

1. Terminology. Capitalized terms used in this Nonqualified Stock Option Agreement (this “Agreement”) are defined in the correlating Nonqualified Stock Option Notice and/or the Glossary at the end of the Agreement.

2. Exercise of Option.

(a) Exercisability. The Option will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Option will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.

(b) Right to Exercise. You may exercise the Option, to the extent exercisable, at any time on or before 5:00 p.m. Pacific Time on the Expiration Date or the earlier termination of the Option, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Option or receive Shares pursuant to the Option shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Option or receive Shares pursuant to the Option shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Option that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Option may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Option is then exercisable). No fractional Shares will be issued under the Option.

(c) Exercise Procedure. In order to exercise the Option, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Option:

(i)	notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Option; and

(ii)

full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement;

(iii)	full payment of applicable withholding taxes, if any, pursuant to Section 7 of the Agreement; and

(iv)

an executed copy of the Stock Restriction Agreement, the Company’s then-current voting agreement and right of first refusal and co-sale agreement and any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement or pursuant to Section 7(f) of the Plan.

An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the brokerage firm that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Option.

(d) Method of Payment. You may pay the Exercise Price by:

(i)	delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;

(ii)	a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;

(iii)

subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price, provided that tender of such shares will not result in the Company having to record a charge to earnings under United States generally accepted accounting principles then applicable to the Company;

(iv)	any other method approved by the Administrator; or

(v)	any combination of the foregoing.

(e) Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Option and at any time thereafter as may reasonably be requested by the Administrator, any agreements requested by the Administrator pursuant to Section 7(f) of the Plan and a Stock Restriction Agreement substantially in the form, and containing the terms and provisions, of the Stock Restriction Agreement attached hereto as Exhibit A, with respect to any shares you acquire pursuant to this Agreement; provided, however, that execution of the Stock Restriction Agreement will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company respecting such public offering of capital stock.

(f) Issuance of Shares upon Exercise. The Company shall issue to you the Shares underlying the Option you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate exercise price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or deliver a share certificate to you or retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable stock restriction agreements.

3. Termination of Service.

(a) Termination of Unexercisable Option. If your Service with the Company ceases for any reason, any portion of the Option that is then unexercisable will terminate immediately upon such cessation[; provided, however, that if your Service ceases within twelve (12) months following a Change in Control due to your termination by the Company other than for Cause, then any portion of the Option that is then unexercisable shall become fully exercisable as of immediately prior to such termination of Service].

(b) Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Option that is then exercisable will terminate upon the earliest of:

(i) the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;

(ii) the expiration of 6 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii) the expiration of 6 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or

(iv) the Expiration Date.

In the event of your death, the exercisable Option may be exercised by your executor, personal representative, or the person(s) to whom the Option is transferred by will or the laws of descent and distribution.

(c) Misconduct. The Option will terminate at the election of the Administrator in its entirety, regardless of whether the Option is then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.

(d) Changes in Status. If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3 upon such change in capacity. In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.

4. Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

5. Nontransferability of Option. This Option is nontransferable otherwise than by will or the laws of descent and distribution and during your lifetime, the Option may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

6. Nonqualified Nature of the Option. The Option is intended to be a nonqualified stock option. You should consult with your personal tax advisors in this regard.

7. Withholding of Taxes. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Option. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Option or issuance of share certificates representing Shares.

The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Option either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

8. Adjustments. The Administrator may make various adjustments to your Option, including adjustments to the number and type of securities subject to the Option and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control (as defined in the Plan) of the Company, the unexercised portion of the Option will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of the unexercised portion of the Option by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, you will be permitted, immediately before the Change in Control, to exercise or convert all portions of the unexercised Option that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control.

9. Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of the Option to become exercisable or any other adverse effect on your interests under the Plan.

10. No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Option. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.

11. The Company’s Rights. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12. Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Option. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Option shall be void and ineffective for all purposes.

13. Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Option or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.

14. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

15. Section 409A. This Agreement and the Option granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Option. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to you.

16. Electronic Delivery of Documents. By your signing the Stock Option Notice, you (a) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Option, and any reports of the Company provided generally to the Company’s stockholders; (b) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (c) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (d) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

17. No Future Entitlement. By execution of the Stock Option Notice, you acknowledge and agree that: (a) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (b) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (c) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (d) the value of the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (e) the vesting of the Option ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (f) if the underlying Common Stock does not increase in value, the Option will have no value, nor does the Company guarantee any future value; and (g) no claim or entitlement to compensation or damages arises if the Option does not increase in value and you irrevocably release the Company from any such claim that does arise.

18. Personal Data. For the purpose of implementing, administering and managing the Option, you, by execution of the Stock Option Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the Option and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the Option. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.

19. Governing Law. The validity, construction, and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of California (except to the extent that the General Corporation Law of the State of Delaware applies), without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the district which includes the city or town in which the Company’s principal executive office is located, and you hereby agree and submit to the personal jurisdiction and venue thereof.

20. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

{Glossary begins on next page}

GLOSSARY

(a) “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan.

(b) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Procore Technologies, Inc. For this purpose, “control” means ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

(c) “Cause” shall have the meaning set forth in any written employment agreement entered into between you and the Company. If there is no such employment agreement, then “Cause” shall mean (i) your failure to perform duties or follow directions communicated to you by the Company, (ii) your commission of an act of fraud, misappropriation or embezzlement with respect to the Company, (iii) your conviction of, or a plea of guilty or nolo contendere to, a felony or a crime of moral turpitude, in each case as determined by the Board, (iv) your unauthorized use or disclosure of the confidential information or trade secrets of the Company; (v) your material misconduct or your material violation of a material Company policy; or (vi) your material breach of any agreement between you and the Company. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company may consider as grounds for your discharge.

(d) “Change in Control” has the meaning ascribed to it in the Plan.

(e) “Company” includes Procore Technologies, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Procore Technologies, Inc.

(f) “Fair Market Value” of a share of Common Stock generally means the value determined by the Administrator in good faith at any time while such shares are not registered for trade on a public market. When shares of the Common Stock are registered for trade on a public market, “Fair Market Value” generally means the closing price per share of Common Stock on the relevant date, as reported by the principal market or exchange upon which the Common Stock is listed or admitted for trade. Refer to the Plan for a detailed definition of Fair Market Value.

(g) “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.

(h) “Shares” means the shares of Common Stock underlying the Option.

(i) “Stock Option Notice” means the written notice evidencing the award of the Option that correlates with and makes up a part of this Agreement.

(j) “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.

(k) “You”; “Your” means the recipient of the award of Option as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Option may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM

Administrator of Procore Technologies, Inc. 2014 Equity Incentive Plan

c/o Office of the Corporate Secretary

6309 Carpinteria Ave

Carpinteria, CA 93013

Ladies and Gentlemen:

I hereby exercise the Option granted to me on                     , by Procore Technologies, Inc. (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Procore Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”), and notify you of my desire to purchase                     shares of Common Stock of the Company at a price of $ per share pursuant to the exercise of said Option.

This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Option (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the “Shares”) as follows:

(a) I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(b) I understand that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. I also understand that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for my benefit.

(c) I have had such opportunity as I deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

(d) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

(f) I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, I understand that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

(g) I understand that the certificates for the Shares to be issued to me will bear a legend substantially as follows:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and/or a market stand-off agreement set forth in a certain Nonqualified Stock Option Agreement, a certain Stock Restriction Agreement and other agreements, each between the corporation and the registered owner of this certificate (or his/her predecessor in interest), and no transfer of such shares may be made without compliance with those Agreements. A copy of those Agreements is available for inspection at the office of the corporation upon appropriate request and without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

The Company will issue appropriate stop transfer instructions to its transfer agent.

(h) I agree that the Company does not have a duty to design or administer the 2014 Equity Incentive Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from §409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(i) I am a party to a Nonqualified Stock Option Agreement, a Stock Restriction Agreement and other agreements with the Company, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed: $

Date:	Signed:

Received on , 20 _

Procore Technologies, Inc.

By:
Printed Name:
Title:

Exhibit A

STOCK RESTRICTION AGREEMENT

THIS STOCK RESTRICTION AGREEMENT (this “Agreement”) is made as of                 , 20     , by and between Procore Technologies, Inc., a Delaware corporation (the “Company”), and                     (the “Stockholder”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Option Shares. The Stockholder was granted the right to purchase up to                 shares (the “Option Shares”) of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), pursuant to a stock option awarded under the Procore Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”) on                     , subject to the terms and conditions of the applicable stock option notice and stock option agreement evidencing such award (the “Option Grant Agreement”). The Stockholder has purchased on even date herewith,                     Option Shares (the “Shares”). The Stockholder agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement and the Option Grant Agreement. The Stockholder further agrees that any additional Option Shares purchased by the Stockholder shall be subject to the terms, conditions and restrictions set forth in this Agreement, and such shares shall be deemed Shares for all purposes hereunder. Upon receipt of payment by the Company for the Shares, the Company shall either issue and deliver to the Stockholder one or more certificates in the name of the Stockholder for that number of Shares purchased by the Stockholder, hold such Share certificates in escrow until the underlying Shares may be transferred freely without restriction under this Agreement, or provide for uncertificated, book entry issuance of those Shares.

2. Restrictions on Transfer. Subject to applicable provisions in any other governing documents of the Company or other agreements entered into by the Stockholder, including but not limited to the Company’s certificate of incorporation or bylaws, the Stockholder shall not transfer any of the Shares, except by a transfer that meets the following requirements:

(a) Notice Requirement. If at any time the Stockholder proposes to sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration (including a promissory note) pursuant to a bona fide offer from any third party all or any part of his or her vested Shares (the “Offered Shares”), the Stockholder shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee(s) and state the number of shares to be transferred, the price per share and all other material terms and conditions of the transfer.

(b) Company’s Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the right to purchase all or any lesser part of the Offered Shares at the price and upon the terms and conditions set forth in the Transfer Notice. In the event the Company elects to purchase all or any lesser part of the Offered Shares, it shall give written notice of its election to the Stockholder within such 30-day period, and the settlement of the sale on such Offered Shares shall be made as provided below in Section 2(c) of this Agreement.

(c) Settlement. If the Company elects to acquire all or any lesser part of the Offered Shares, the Company shall so notify the Stockholder, and settlement shall be made at the principal executive office of the Company in cash within 60 days after the Company receives the Transfer Notice; provided, however, if the terms of payment set forth in the Stockholder’s Transfer Notice were other than cash against delivery, the Company may pay for such Offered Shares on the same terms and conditions set forth in the Transfer Notice or may pay cash in lieu of such other consideration. If the consideration offered for the Offered Shares includes non-cash consideration, the dollar value of such non-cash consideration shall be determined by the Company’s Board of Directors, whose good faith determination shall be conclusive. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 6 of this Agreement shall be controlling, to the extent applicable, regarding any payment due with respect to the Company’s purchase of the Offered Shares and shall not preclude a determination for purposes of this Agreement that “settlement” of the Company’s purchase of the Offered Shares has been duly made pursuant to this Section 2(c) if any payment due the Stockholder is deferred accordingly.

(d) Sales Free of Restrictions. If the Company does not elect to purchase all of the Offered Shares, the Stockholder may, not sooner than 35 or later than 120 days following delivery of the Transfer Notice, enter into an agreement providing for the closing of the transfer of the Offered Shares covered by the Transfer Notice within 30 days of the date such agreement is entered into on the same terms and conditions as those described in the Transfer Notice. Any proposed transfer on different terms and conditions than those described in the Transfer Notice, as well as any subsequent proposed transfer of any of the Shares, shall again be subject to the right of first refusal of the Company and shall require compliance by the Stockholder with the procedures described in this Section 2.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 2:

(i) the Stockholder’s transfer of any or all of the Stockholder’s Shares, either during the Stockholder’s lifetime or on death by will or the laws of descent and distribution, to one or more members of the Stockholder’s immediate family, to a trust for the exclusive benefit of the Stockholder or such immediate family members, to any other entity owned exclusively by the Stockholder or such immediate family members, or to any combination of the foregoing (each, a “Permitted Transferee”); provided, however, that no transfers made pursuant to any divorce or separation proceedings or settlements shall be exempt from this Section 2. “Immediate family member” shall mean spouse, children, grandchildren, parents or siblings of the Stockholder, including in each case in-laws and adoptive relations;

(ii) any transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Stockholder in connection with the acquisition of the Shares; or

(iii) any transfer pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

Notwithstanding anything to the contrary contained elsewhere in this Section 2, except with respect to a transfer pursuant to Section 2(e)(iii), any proposed transferee or Permitted Transferee of the Stockholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 2.

(f) Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 2 shall terminate upon the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) or the exchange of the Shares for shares of an entity that are so registered.

3. Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

4. Drag-Along Right. Notwithstanding anything contained herein to the contrary, if at any time the Company’s Board of Directors approves the entering into of any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction (a “Change-in-Control Transaction”), the Company may require the Stockholder to participate in such Change-in-Control Transaction with respect to all or such number of the Stockholder’s Shares as the Company may specify in its discretion, by giving the Stockholder written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, the Stockholder shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to other holders of the same series or class of securities in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to the Stockholder in immediately available funds. In addition, if at any time the Company proposes to enter into any such Change-in-Control Transaction, the Company may require the Stockholder to vote in favor of such transaction, where approval of the shareholders is required by law or otherwise sought, by giving the Stockholder notice thereof within the time prescribed by law and the Company’s Certificate of Incorporation and By-Laws for giving notice of a meeting of shareholders called for the purpose of approving such transaction. If the Company requires such vote, the Stockholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change-in-Control Transaction.

5. Company’s Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement that would cause the Company to violate any law, or any rights or preference of preferred shareholders of the Company, any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal on the date such payment would otherwise have been made, but in no event shall such rate of interest exceed 10 percent per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

6. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws or other applicable agreements:

The shares of stock represented by this certificate are subject to restrictions on transfer, provisions, limitations and restrictions set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate (or such person’s predecessor in interest), and no transfer of such shares may be made without compliance with that Agreement. A copy of that Agreement is available for inspection at the office of the corporation upon appropriate request and without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

7. Investment Representations. The Stockholder represents, warrants and covenants as follows:

(a) Stockholder is purchasing the Shares for the Stockholder’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(b) Stockholder understands that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. The Stockholder also understands that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for the Stockholder’s benefit.

(c) Stockholder has had such opportunity as the Stockholder deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Stockholder to evaluate the merits and risks of the Stockholder’s investment in the Company.

(d) Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) Stockholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(f) Stockholder understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, the Stockholder understands that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

9. Adjustments for Stock Splits, Stock Dividends, etc.

(a) If from time to time there is any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

(b) If the Shares are converted into or exchanged for, or shareholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

10. Market Stand-Off. The Stockholder acknowledges that he or she is subject to a Market Stand-Off Period and other stop-transfer restrictions with respect to the Shares as set forth in the Option Grant Agreement.

11. Withholding Taxes. The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase, sale or vesting of the Shares by the Stockholder.

12. Invalidity or Unenforceability. It is the intention of the Company and the Stockholder that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and the Stockholder agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

13. Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions set forth in this Agreement. The Company may assign its rights under this Agreement to a third party, provided that such assignee agrees to be bound by all of the Company’s obligations under this Agreement.

15. No Rights To Employment. Nothing contained in this Agreement shall be construed as giving the Stockholder any right to be retained, in any position, as an employee or other service provider of the Company for any period of time or to restrict the Company’s right to terminate the Stockholder’s employment or other service relationship at any time with or without cause or notice.

16. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Stockholder at the address contained in the records of the Company, or addressed to the Company for the attention of its Corporate Secretary at its principal executive office or transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

17. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

18. Stockholder. Whenever the word “Stockholder” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Board of Directors of the Company, to apply to the Stockholder’s estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, the word “Stockholder” shall be deemed to include such persons.

19. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

20. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

21. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of California, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the principal executive offices of the Company, and the Stockholder hereby agrees and submits to the personal jurisdiction and venue thereof.

*  *  *  *  *

IN WITNESS WHEREOF, the parties hereto have executed this Stock Restriction Agreement as of the day and year first above written.

PROCORE TECHNOLOGIES, INC.

By:

Name:
Print

Title:

STOCKHOLDER

Signature

Name:

Address:

If the Stockholder resides in a community property state, including Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, or Wisconsin, the Stockholder’s spouse must execute the following Consent of Community Property Spouse.

Consent of Community Property Spouse

The undersigned spouse of the Stockholder has read, understands, and hereby approves the purchase of shares of Common Stock pursuant to this Stock Restriction Agreement and the related Option Grant Agreement between the Stockholder and the Company (the “Agreements”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreements, the undersigned hereby agrees to be irrevocably bound by the Agreements and further agrees that any community property interest shall similarly be bound by the Agreements. The undersigned hereby appoints the Stockholder as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreements.

Date:	Signed:
Signature of Stockholder’s Spouse

Address:

PROCORE TECHNOLOGIES, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(2014 EQUITY INCENTIVE PLAN)

Procore Technologies, Inc. (the “Company”), pursuant to its 2014 Equity Incentive Plan (the “Plan”), hereby awards to Participant (as of the date indicated below) Restricted Stock Units for the number of shares of the Company’s Common Stock set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Agreement, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Restricted Stock Unit Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
Vesting Commencement Date:	As set forth below
Expiration Date:
Number of Units (“RSUs”) Subject to Award:

Expiration Date:	The Expiration Date is set forth above. All RSUs that are not Vested RSUs as of the Expiration Date will be forfeited to the Company without consideration as of the Expiration Date.

Vesting:	Participant will receive a benefit with respect to an RSU only if it vests. Except as explicitly set forth below, the Liquidity Event Requirement and the Service-Based Requirement must be satisfied on or before the applicable Expiration Date specified above in order for an RSU to vest. An RSU shall actually vest (and therefore become a “Vested RSU”) on the first date upon which both of the Service-Based Requirement and the Liquidity Event Requirement are satisfied with respect to that particular RSU.

Liquidity Event Requirement:	The Liquidity Event Requirement will be satisfied as to any then-outstanding RSUs on the first to occur of: (1) a Change in Control (as defined in the Restricted Stock Unit Agreement), or (2) the effective date of a registration statement for an initial public offering of the Company’s Common Stock.

Service-Based Requirement:	The Vesting Commencement Date of the Award shall be the Company Vesting Date (as defined below) that most closely precedes the Date of Grant (or, if the Date of Grant is a Company Vesting Date, the Date of Grant). The Service-Based Requirement will be satisfied in installments as to the RSUs as follows: [Service Based Vesting Schedule]. For the avoidance of doubt, once a Participant ceases to provide Service to the Company, no additional RSUs will be deemed to have the Service-Based Requirement satisfied with respect to such RSUs.

“Company Vesting Date” means each February 20, May 20, August 20 and November 20.

Settlement:	If an RSU vests as provided for above, the Company will deliver one share of Common Stock for each Vested RSU. The shares will be issued in accordance with the issuance schedule set forth in Section 5 of the Restricted Stock Unit Agreement.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan (the “Grant Documents”). Participant further acknowledges that as of the Date of Grant, the Grant Documents set forth the entire understanding between Participant and the Company regarding this Award and supersede all prior oral and written agreements, offer letters, promises and/or representations on that subject with the exception of (i) other equity awards previously or simultaneously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this award upon the terms and conditions set forth therein (provided that if there is any conflict in the vesting and/or acceleration terms, those contained in this Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement shall control).

By accepting the Award, Participant acknowledges having received and read the Grant Documents and agrees to all of the terms and conditions set forth in these documents. Furthermore, by accepting the Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Notwithstanding the above, if Participant has not actively accepted the Award within 90 days of the Date of Grant set forth in this Restricted Stock Unit Grant Notice, Participant is deemed to have accepted the Award, subject to all of the terms and conditions of the Grant Documents.

PROCORE TECHNOLOGIES, INC.	PARTICIPANT:

By:
Signature	Signature
Name & Title:	Date:
Date:

ATTACHMENTS: Restricted Stock Unit Agreement, 2014 Equity Incentive Plan

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ATTACHMENT I

PROCORE TECHNOLOGIES, INC.

RESTRICTED STOCK UNIT AGREEMENT

(2014 EQUITY INCENTIVE PLAN)

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”) and in consideration of your services, Procore Technologies, Inc. (the “Company”) has awarded you Restricted Stock Units (the “Award”) under its 2014 Equity Incentive Plan (the “Plan”). The Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. Capitalized terms not explicitly defined in this Agreement will have the same meanings given to them in the Plan and Grant Notice. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. The details of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1. GRANT OF THE AWARD. The Award represents the right to be issued on a future date the number of shares of the Common Stock as indicated in the Grant Notice (the “Shares”) upon the satisfaction of the terms set forth in this Agreement. Except as otherwise provided herein, you will not be required to make any payment to the Company with respect to your receipt of the Award, the vesting of the shares or the delivery of the underlying Common Stock.

2. VESTING.

(a) Subject to the limitations contained herein, the Award will vest in accordance with the vesting schedule provided in the Grant Notice. Except as set forth in the Grant Notice, any units or shares that have yet to satisfy any time or service-based requirement, including the Service-Based Requirement, will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock. For purposes of determining whether the Liquidity Event Requirement has been satisfied, Change in Control has the same meaning as in the Plan except as follows in this Section 2. A transaction or event will not constitute a Change in Control unless the transaction or event qualifies as a change in control event within the meaning of Code Section 409A. “Service” means your employment or other service relationship with the Company and its Affiliates.

(b) For purposes of this Agreement, “Cause” has the meaning ascribed to such term or words of similar import in your written employment or service contract with the Company as in effect at the time at issue and, in the absence of such agreement or definition, means your (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of, the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with your duties or willful failure to perform your responsibilities in the best interests of the Company; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure or policy; (vii) breach of any provision of any employment, non-disclosure, non- competition, non-solicitation or other similar agreement executed by you for the benefit of the Company; or (viii) conduct which demonstrates gross unfitness to serve.

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3. NUMBER OF SHARES.

(a) The number of units/shares subject to the Award may be adjusted from time to time, as provided in the Plan.

(b) Any units, shares, cash or other property that become subject to the Award pursuant to this Section 3 if any, will be subject, in a manner determined by the Company’s Board of Directors (the “Board”), to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other shares covered by the Award.

(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section 3.

4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any shares under the Award unless either (a) the shares are registered under the Securities Act; or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

5. DATE OF ISSUANCE. Subject to the satisfaction of the withholding obligations set forth in Section 12 of this Agreement, the Company will deliver to you a number of shares of Common Stock equal to the number of Vested RSUs subject to the Award, including any additional shares received pursuant to Section 3 above that relate to those Vested RSUs on the applicable vesting date(s) as provided in the Grant Notice. However, if a scheduled delivery date falls on a date that is not a business day, such delivery date will instead fall on the next following business day. The form of such delivery (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company. In all cases, the delivery of shares under this Award is intended to comply with Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

6. DIVIDENDS. You will receive no benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan.

7. MARKET STAND-OFF PERIOD. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership

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of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 7. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

8. TRANSFER RESTRICTIONS. In addition to any other limitation on transfer created by applicable securities laws and the restrictions in Sections 9 and 10, as applicable, you will not sell, assign, hypothecate, donate, encumber or otherwise dispose of all or any part of your Award, the shares subject to your Award or any interest in such shares except in compliance with this Agreement (including without limitation Section 9), the Company’s bylaws and applicable securities law.

9. RIGHT OF FIRST REFUSAL. Subject to applicable provisions in any other governing documents of the Company or other agreements entered into by the holder of the Shares (the “Stockholder”), including but not limited to the Company’s certificate of incorporation or bylaws, the Stockholder shall not transfer any of the Shares, except by a transfer that meets the following requirements:

(a) Notice Requirement. If at any time the Stockholder proposes to sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration (including a promissory note) pursuant to a bona fide offer from any third party all or any part of his or her Shares (the “Offered Shares”), the Stockholder shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee(s) and state the number of shares to be transferred, the price per share and all other material terms and conditions of the transfer.

(b) Company’s Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the right to purchase all or any lesser part of the Offered Shares at the price and upon the terms and conditions set forth in the Transfer Notice. In the event the Company elects to purchase all or any lesser part of the Offered Shares, it shall give written notice of its election to the Stockholder within such 30-day period, and the settlement of the sale on such Offered Shares shall be made as provided below in Section 9(c) of this Agreement.

(c) Settlement. If the Company elects to acquire all or any lesser part of the Offered Shares, the Company shall so notify the Stockholder, and settlement shall be made at the principal executive office of the Company in cash within 60 days after the Company receives the Transfer Notice; provided, however, if the terms of payment set forth in the Stockholder’s Transfer Notice were other than cash against delivery, the Company may pay for such Offered

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Shares on the same terms and conditions set forth in the Transfer Notice or may pay cash in lieu of such other consideration. If the consideration offered for the Offered Shares includes noncash consideration, the dollar value of such non-cash consideration shall be determined by the Company’s Board of Directors, whose good faith determination shall be conclusive. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 9 of this Agreement shall be controlling, to the extent applicable, regarding any payment due with respect to the Company’s purchase of the Offered Shares and shall not preclude a determination for purposes of this Agreement that “settlement” of the Company’s purchase of the Offered Shares has been duly made pursuant to this Section 9(c) if any payment due the Stockholder is deferred accordingly.

(d) Sales Free of Restrictions. If the Company does not elect to purchase all of the Offered Shares, the Stockholder may, not sooner than 35 or later than 120 days following delivery of the Transfer Notice, enter into an agreement providing for the closing of the transfer of the Offered Shares covered by the Transfer Notice within 30 days of the date such agreement is entered into on the same terms and conditions as those described in the Transfer Notice. Any proposed transfer on different terms and conditions than those described in the Transfer Notice, as well as any subsequent proposed transfer of any of the Shares, shall again be subject to the right of first refusal of the Company and shall require compliance by the Stockholder with the procedures described in this Section 9.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 9:

(i) the Stockholder’s transfer of any or all of the Stockholder’s Shares, either during the Stockholder’s lifetime or on death by will or the laws of descent and distribution, to one or more members of the Stockholder’s immediate family, to a trust for the exclusive benefit of the Stockholder or such immediate family members, to any other entity owned exclusively by the Stockholder or such immediate family members, or to any combination of the foregoing (each, a “Permitted Transferee”); provided, however, that no transfers made pursuant to any divorce or separation proceedings or settlements shall be exempt from this Section 9. “Immediate family member” shall mean spouse, children, grandchildren, parents or siblings of the Stockholder, including in each case in-laws and adoptive relations;

(ii) any transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Stockholder in connection with the acquisition of the Shares; or

(iii) any transfer pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

Notwithstanding anything to the contrary contained elsewhere in this Section 9, except with respect to a transfer pursuant to Section 9(e)(iii), any proposed transferee or permitted Transferee of the Stockholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 9.

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(f) Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 9 shall terminate upon the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or the exchange of the Shares for shares of an entity that are so registered.

(g) Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such shares or to pay dividends or other distributions to any transferee to whom any such shares shall have been so sold or transferred.

10. RESTRICTIVE LEGENDS. All certificates representing the Common Stock issued under this Agreement will be endorsed with legends in substantially the following forms (in addition to any other legend that may be required by other agreements between you and the Company):

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AND CONDITIONS SET FORTH IN A RESTRICTED STOCK UNIT AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES IN VIOLATION OF SUCH RESTRICTIONS IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”

(b) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(c) “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF REFUSAL GRANTED TO THE COMPANY AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF THE BYLAWS OF THE COMPANY AND/OR A RESTRICTED STOCK UNIT AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES.”

(d) Any legend required by appropriate blue sky officials.

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11. AWARD NOT AN EMPLOYMENT OR SERVICE CONTRACT.

(a) Your Services with the Company or any Parent or Subsidiary of the Company (an “Affiliate”) is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the vesting of the Award pursuant to Section 2 or the issuance of the shares subject to the Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company or an Affiliate of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

(b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to Section 2 and the schedule set forth in the Grant Notice is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such reorganization could result in the termination of your Services, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth in the Grant Notice or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant with the Company or an Affiliate for the term of this Agreement, for any period, or at all, and will not interfere in any way with your right or the right of the Company or an Affiliate to terminate your Services at any time, with or without cause and with or without notice.

12. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that, regardless of any action taken by the Company, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company in its discretion to be an appropriate charge to you even if legally applicable to the Company (“Tax-Related Items”) is and remains your responsibility and may exceed the amount actually withheld by the Company.

(b) Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or your employer (if not the Company) to satisfy all Tax-Related Items. In this regard, you authorize the Company or its agent to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any

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of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or your employer; (ii) causing you to tender a cash payment; (iii) entering on your behalf (pursuant to this authorization without further consent) into a “same day sale” commitment with a broker dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered under the Award to satisfy the Tax-Related Items and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax-Related Items directly to the Company and/or its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items. The Company will use commercially reasonable efforts (as determined by the Company) to facilitate the satisfaction of Tax-Related Items by you using one of the methods described in clauses (iii) and (iv) of the preceding sentence or by permitting you to sell shares of Common Stock in any initial public offering by the Company. However, the Company does not guarantee that you will be able to satisfy any Tax-Related Items through any of the methods described in the preceding sentence and in all circumstances you remain responsible for timely and fully satisfying the Tax-Related Items. Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case you will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested portion of the Award, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.

(c) Finally, you agree to pay to the Company or your employer any amount of Tax-Related Items that the Company or your employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by any of the means previously described. Notwithstanding any contrary provision of the Plan, the Notice of Grant or of this Agreement, if you fail to make satisfactory arrangements for the payment of any Tax-Related Items when due, you permanently will forfeit the RSUs on which the Tax-Related Items were not satisfied and will also permanently forfeit any right to receive shares of Common Stock thereunder. In that case, the RSUs will be returned to the Company at no cost to the Company.

13. INVESTMENT REPRESENTATIONS. In connection with your acquisition of the Common Stock under your Award, you represent to the Company the following:

(a) You are aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock. You are acquiring the Common Stock for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

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(b) You understand that the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed in this Agreement.

(c) You further acknowledge and understand that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available. You further acknowledge and understand that the Company is under no obligation to register the Common Stock. You understand that the certificate evidencing the Common Stock will be imprinted with a legend that prohibits the transfer of the Common Stock unless the Common Stock is registered or such registration is not required in the opinion of counsel for the Company.

(d) You are familiar with the provisions of Rules 144 and 701 under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the securities exempt under Rule 701 may be sold by you 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the Market Standoff Period agreement described in Section 7.

(e) In the event that the sale of the Common Stock does not qualify under Rule 701 at the time of issuance, then the Common Stock may be resold by you in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company; and (ii) the resale occurring following the required holding period under Rule 144 after you have purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f) You further understand that at the time you wish to sell the Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public current information requirements of Rule 144 or 701, and that, in such event, you would be precluded from selling the Common Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

14. NO OBLIGATION TO MINIMIZE TAXES. You acknowledge that the Company is not making representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Award, the subsequent sale of shares of Common Stock acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalent payments. Further, you acknowledge that the Company does not have any duty or obligation to minimize your liability for Tax-Related Items arising from the Award and will not be liable to you for any Tax-Related Items arising in connection with the Award.

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15. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

16. UNSECURED OBLIGATION. The Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 5 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

17. NOTICES. Any notices provided for in the Grant Notice, this Agreement or the Plan will be given in writing and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18. MISCELLANEOUS.

(a) As a condition to the grant of your Award or to the Company’s issuance of any shares of Common Stock under this Agreement, the Company may require you to execute certain customary agreements entered into with the holders of capital stock of the Company, including without limitation a right of first refusal and co-sale agreement and a stockholders agreement.

(b) The rights and obligations of the Company under the Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. Your rights and obligations under the Award may only be assigned with the prior written consent of the Company.

(c) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

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(d) You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents.

(e) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control. For purposes of the Award, a transaction or event will not constitute a Change in Control unless the transaction or event qualifies as a change of control event within the meaning of Code Section 409A.

20. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the employee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

22. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

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23. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Plan, the Notice of Grant, or of this Agreement, under no circumstances will the Company reimburse you for any taxes or other costs under Section 409A or any other tax law or rule. All such taxes and costs are solely your responsibility.

*     *     *

This Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Grant Notice to which it is attached.

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ATTACHMENT II

2014 EQUITY INCENTIVE PLAN

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